EXHIBIT 10.1

SECOND AMENDMENT

THIS SECOND AMENDMENT dated as of January 22, 2015 (this “Amendment”) amends the Global Senior Credit Agreement (the “Global Credit Agreement”) dated as of July 11, 2013 among PROLOGIS, L.P., various affiliates thereof, various lenders and BANK OF AMERICA, N.A., as Global Administrative Agent.  Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the Global Credit Agreement.

WHEREAS, the parties have agreed to amend certain terms and provisions of the Global Credit Agreement as more particularly described herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS.  Upon the effectiveness hereof, the Global Credit Agreement shall be amended as set forth below.

1.1  Certain New Definitions. The following new definitions are added to Section 1.01 in appropriate alphabetical order:

“Absolute Rate” means a fixed rate of interest expressed in multiples of 1/100th of one basis point.

“Absolute Rate Loans” means, collectively, U.S. Absolute Rate Loans and Euro Absolute Rate Loans; and “Absolute Rate Loan” means any one of the foregoing.

“Bid Borrowings” means, collectively, U.S. Bid Borrowings and Euro Bid Borrowings; and “Bid Borrowing” means any one of the foregoing.

“Bid Loan Lenders” means, collectively, U.S. Bid Loan Lenders and Euro Bid Loan Lenders; and “Bid Loan Lender” means any one of the foregoing.

“Bid Loan Reallocation Notice” has the meaning specified in Section 6.12.3.

“Bid Loans” means, collectively, U.S. Bid Loans and Euro Bid Loans; and “Bid Loan” means any one of the foregoing.

“Bid Requests” means, collectively, U.S. Bid Requests and Euro Bid Requests; and “Bid Request” means any one of the foregoing.

“Euro Absolute Rate Loan” means a Euro Bid Loan that bears interest at a rate determined with reference to an Absolute Rate.

“Euro Bid Borrowing” means a borrowing consisting of simultaneous Euro Bid Loans of the same Type from each of the Euro Lenders whose offer to make one or more Euro Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 3.7.

“Euro Bid Loan” has the meaning specified in Section 3.7.1.

“Euro Bid Loan Lender” means, in respect of any Euro Bid Loan, the Euro Lender making such Euro Bid Loan to the applicable Euro Borrower.

“Euro Bid Loan Sublimit” means the lesser of (a) €200,000,000 (as such amount may be increased or decreased pursuant to Section 6.12.3) and (b) the Euro Aggregate Commitments.  The Euro Bid Loan Sublimit is part of, and not in addition to, the Euro Aggregate Commitments.

“Euro Bid Request” means a written request for one or more Euro Bid Loans substantially in the form of Exhibit J-1.

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Global Senior Credit Agreement

“Euro Competitive Bid” means a written offer by a Euro Lender to make one or more Euro Bid Loans, substantially in the form of Exhibit K-1, duly completed and signed by such Euro Lender.

“Euro Eurocurrency Margin Bid Loan” means a Euro Bid Loan that bears interest at a rate based upon the Eurocurrency Rate.

“Eurocurrency Bid Margin” means the margin above or below the Eurocurrency Rate to be added to or subtracted from the Eurocurrency Rate, which margin shall be expressed in multiples of 1/100th of one basis point.

“Eurocurrency Margin Bid Loans” means, collectively, U.S. Eurocurrency Margin Bid Loans and Euro Eurocurrency Margin Bid Loans; and “Eurocurrency Margin Bid Loan” means any one of the foregoing.

“Eurocurrency Rate Committed Loan” means any Committed Loan that bears interest at a rate based upon the Eurocurrency Rate.

“U.S. Absolute Rate Loan” means a U.S. Bid Loan that bears interest at a rate determined with reference to an Absolute Rate.

“U.S. Bid Borrowing” means a borrowing consisting of simultaneous U.S. Bid Loans of the same Type from each of the U.S. Lenders whose offer to make one or more U.S. Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 2.7.

“U.S. Bid Loan” has the meaning specified in Section 2.7.1.

“U.S. Bid Loan Lender” means, in respect of any U.S. Bid Loan, the U.S. Lender making such U.S. Bid Loan to the applicable U.S. Borrower.

“U.S. Bid Loan Sublimit” means the lesser of (a) $300,000,000 (as such amount may be increased or decreased pursuant to Section 6.12.3) and (b) the U.S. Aggregate Commitments.  The U.S. Bid Loan Sublimit is part of, and not in addition to, the U.S. Aggregate Commitments.

“U.S. Bid Request” means a written request for one or more U.S. Bid Loans substantially in the form of Exhibit J-2 or such other form as may be approved by U.S. Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by U.S. Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“U.S. Competitive Bid” means a written offer by a U.S. Lender to make one or more U.S. Bid Loans, substantially in the form of Exhibit K-2 (including any form on an electronic platform or electronic transmission system as shall be approved by U.S. Funding Agent), duly completed and signed by such U.S. Lender.

“U.S. Eurocurrency Margin Bid Loan” means a U.S. Bid Loan that bears interest at a rate based upon the Eurocurrency Rate.

1.2  Revised Definitions.  Each of the following definitions is deleted and replaced in its entirety with the following corresponding definition:

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and a Qualified Institution (with the consent of any party whose consent is required by Section 14.6.2), and accepted by Global Administrative Agent and the applicable Funding Agent, in substantially the form of Exhibit D or any other form (including electronic documentation generated by use of an electronic platform) approved by Global Administrative Agent and the applicable Funding Agent.

“Borrowing” means a Committed Borrowing, a Bid Borrowing or a Swing Line Borrowing, as the context may require.

“Euro Committed Loan Notice” means a notice of (a) a Euro Committed Borrowing, (b) a conversion of Euro Committed Loans from one Type to the other or (c) a continuation of Eurocurrency Rate Committed Loans, pursuant to Section 3.3.1, which shall be substantially in the form of Exhibit A-2 or such other form as may be approved by Euro Funding Agent (including any form on an electronic platform or electronic transmission system as

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shall be approved by Euro Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“Euro Loan” means an extension of credit by a Euro Lender to a Borrower under Article III in the form of a Euro Committed Loan, a Euro Swing Line Loan or a Euro Bid Loan.

“Euro Outstanding Amount” means: (a) with respect to Euro Committed Loans (other than Euro Fronting Loans), the aggregate outstanding Euro Equivalent principal amount thereof after giving effect to any borrowings and repayments of Euro Committed Loans; (b) with respect to Euro Fronting Loans, the aggregate outstanding Euro Equivalent principal amount thereof after giving effect to any borrowings and repayments of Euro Fronting Loans; (c) with respect to Euro Swing Line Loans, the aggregate outstanding Euro Equivalent principal amount thereof after giving effect to any borrowings and repayments of Euro Swing Line Loans; (d) with respect to Euro Bid Loans, the aggregate outstanding principal amount thereof after giving effect to any borrowings and repayments of Euro Bid Loans; and (e) with respect to any Euro L/C Obligations, the aggregate outstanding Euro Equivalent principal amount thereof after giving effect to any Euro L/C Credit Extension occurring on such date and any other change in the outstanding amount of the Euro L/C Obligations on such date, including as a result of any reimbursement by any Euro Borrower of Euro Unreimbursed Amounts.

“Euro Total Outstandings” means the aggregate Euro Outstanding Amount of all Euro Committed Loans (including all Euro Fronting Loans), all Euro Swing Line Loans, all Euro Bid Loans and all Euro L/C Obligations.

“Eurocurrency Rate Loan” means any Committed Loan or Bid Loan that bears interest at a rate based on the Eurocurrency Rate.

“Interest Period” means (a) as to each Eurocurrency Rate Loan or CDOR Rate Loan, as applicable, the period commencing on the date such Eurocurrency Rate Loan or such CDOR Rate Loan, as applicable, is disbursed or (in the case of any Eurocurrency Rate Committed Loan) converted to or continued as a Eurocurrency Rate Loan or a CDOR Rate Loan, as applicable, and ending on the date seven, fourteen or twenty-one days (to the extent available for the requested currency) or one, two, three or six months thereafter, as selected by the applicable Borrower in the applicable Committed Loan Notice or applicable Bid Request, (b) as to any Substitute Rate Loan, a period agreed upon by the applicable Borrower and Euro Funding Agent (after consultation with the Lenders) or, in the absence of such agreement, a period of one month or such lesser period as Euro Funding Agent deems customary in the relevant market for loans bearing interest based upon a rate similar to the Substitute Rate, and (c) as to each Absolute Rate Loan, a period of not less than 14 days and not more than 180 days as selected by the applicable Borrower in its Bid Request; provided that:

(i)  any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Rate Loan, a CDOR Rate Loan, or a Substitute Rate Loan, such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

(ii)  any Interest Period for a Eurocurrency Rate Loan, a CDOR Rate Loan or a Substitute Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii)  no Interest Period shall extend beyond the Maturity Date.

“Outstanding Amount” means (a) with respect to the outstanding Committed Loans on any date (other than the Fronting Loans), the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Committed Loans occurring on such date; (b) with respect to Fronting Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Fronting Loans occurring on such date; (c) with respect to the outstanding Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swing Line Loans occurring on such date; (d) with respect to the outstanding Bid Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Bid Loans occurring on such date; and (e) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C

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Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by any Borrower of Unreimbursed Amounts.

“Type” means (a) with respect to a U.S. Committed Loan, its character as a Base Rate Loan (for a Dollar denominated U.S. Committed Loan), a Eurocurrency Rate Committed Loan or a CDOR Rate Loan (for a Canadian Dollar denominated U.S. Committed Loan), (b) with respect to a Euro Committed Loan, its character as a Eurocurrency Rate Committed Loan or a Substitute Rate Loan, (d) with respect to a Yen Committed Loan, its character as a Eurocurrency Rate Committed Loan, a Base Rate Loan (for a Dollar denominated Yen Committed Loan) or an ABR Rate Loan (for a Yen denominated Yen Committed Loan), and (e) with respect to a Bid Loan, its character as an Absolute Rate Loan or a Eurocurrency Margin Bid Loan.

“U.S. Committed Loan Notice” means a notice of (a) a U.S. Committed Borrowing, (b) a conversion of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other or (c) a continuation of Eurocurrency Rate Committed Loans or CDOR Rate Loans, pursuant to Section 2.3.1, which shall be substantially in the form of Exhibit A-1 or such other form as may be approved by U.S. Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by U.S. Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“U.S. Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a U.S. Committed Loan, a U.S. Swing Line Loan or a U.S. Bid Loan.

“U.S. Outstanding Amount” means: (a) with respect to U.S. Committed Loans (other than U.S. Fronting Loans), the aggregate outstanding Dollar Equivalent principal amount thereof after giving effect to any borrowings and repayments of U.S. Committed Loans; (b) with respect to U.S. Fronting Loans, the aggregate outstanding Dollar Equivalent principal amount thereof after giving effect to any borrowings and repayments of U.S. Fronting Loans; (c) with respect to U.S. Swing Line Loans, the aggregate outstanding Dollar Equivalent principal amount thereof after giving effect to any borrowings and repayments of U.S. Swing Line Loans; (d) with respect to U.S. Bid Loans, the aggregate outstanding principal amount thereof after giving effect to any borrowings and repayments of U.S. Bid Loans; and (e) with respect to any U.S. L/C Obligations, the aggregate outstanding Dollar Equivalent principal amount thereof after giving effect to any U.S. L/C Credit Extension occurring on such date and any other change in the outstanding amount of the U.S. L/C Obligations on such date, including as a result of any reimbursement by any U.S. Borrower of U.S. Unreimbursed Amounts.

“U.S. Swing Line Loan Notice” means a notice of a U.S. Swing Line Borrowing pursuant to Section 2.5.2, which shall be substantially in the form of Exhibit B-1 or such other form as may be approved by U.S. Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by U.S. Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

“U.S. Total Outstandings” means the aggregate U.S. Outstanding Amount of all U.S. Committed Loans (including all U.S. Fronting Loans), all U.S. Swing Line Loans, all U.S. Bid Loans and all U.S. L/C Obligations.

“Yen Committed Loan Notice” means a notice of (a) a Yen Committed Borrowing, (b) a conversion of Yen Committed Loans from one Type to the other or (c) a continuation of Eurocurrency Rate Committed Loans, pursuant to Section 4.3.1, which shall be substantially in the form of Exhibit A-3 or such other form as may be approved by Yen Funding Agent (including any form on an electronic platform or electronic transmission system as shall be approved by Yen Funding Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.

1.3  Applicable Rate.  The table in the definition of “Applicable Margin” is amended by deleting “Eurocurrency Rate Loans” in the first line of the fifth column and substituting “Eurocurrency Rate Committed Loans” therefor.

1.4  Eurocurrency Rate.  The definition of “Eurocurrency Rate” is amended by adding the following at the end thereof:

If the Eurocurrency Rate for any Interest Period shall be less than zero (0), such rate shall be deemed to be zero (0) for such Interest Period for all purposes of this Agreement.

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1.5  U.S. Committed Borrowing Procedures. Section 2.3.1 is deleted and replaced with the following:

Section 2.3.1  Procedures for U.S. Committed Borrowings.  Each U.S. Committed Borrowing, each conversion of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, and each continuation of Eurocurrency Rate Committed Loans shall be made upon the requesting U.S. Borrower’s irrevocable notice to U.S. Funding Agent, which may be given by (A) telephone, or (B) a U.S. Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to U.S. Funding Agent of a U.S. Committed Loan Notice.  Each such notice must be received by U.S. Funding Agent not later than 11:00 a.m. (a) three Business Days prior to the requested date of any U.S. Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans (other than a U.S. Committed Borrowing denominated in Yen), (b) four Business Days prior to the requested date of any U.S. Committed Borrowing denominated in Yen or any continuation of Eurocurrency Rate Committed Loans denominated in Yen, (c) three Business Days prior to the requested date of any U.S. Committed Borrowing of or continuation of CDOR Rate Loans and (d) one Business Day prior to the requested date of any U.S. Committed Borrowing of Base Rate Committed Loans or of any conversion of Eurocurrency Rate Committed Loans denominated in Dollars to Base Rate Committed Loans.  Each U.S. Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans and each U.S. Committed Borrowing of or continuation of CDOR Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Except as provided in Sections 5.3 and 2.5.3, each U.S. Committed Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount permitted by Section 6.1.1.  Each U.S. Committed Loan Notice shall specify (i) the jurisdiction of the applicable U.S. Borrower and whether such Borrower is a Foreign Borrower, (ii) whether such U.S. Borrower is requesting a U.S. Committed Borrowing, a conversion of U.S. Committed Loans denominated in Dollars from one Type of Dollar-denominated Loans to the other, or a continuation of Eurocurrency Rate Committed Loans or CDOR Rate Loans, (iii) the requested date of the U.S. Committed Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of U.S. Committed Loans to be borrowed, converted or continued, (v) the Type of U.S. Committed Loans to be borrowed or to which existing U.S. Committed Loans denominated in Dollars are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the U.S. Committed Loans to be borrowed or continued.  If the requesting U.S. Borrower fails to specify a currency in a U.S. Committed Loan Notice requesting a U.S. Committed Borrowing, then the U.S. Committed Loans so requested shall be made in Dollars.  If the requesting U.S. Borrower fails to specify a Type of U.S. Committed Loan in a U.S. Committed Loan Notice or if the requesting U.S. Borrower fails to give a timely notice requesting a continuation, then the applicable U.S. Committed Loans shall be made as, or converted to, Base Rate Loans; provided that in the case of a failure to timely request a continuation of U.S. Committed Loans denominated in an Alternative Currency of the U.S. Tranche, such U.S. Committed Loans shall be continued as Eurocurrency Rate Committed Loans or CDOR Rate Loans, as applicable, in their original currency with an Interest Period of one month.  Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Committed Loans.  If the requesting U.S. Borrower requests a U.S. Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans or CDOR Rate Loans in any such U.S. Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No U.S. Committed Loan may be converted into or continued as a U.S. Committed Loan denominated in a different currency, but instead must be repaid in the original currency of such U.S. Committed Loan and reborrowed in the other currency.

1.6  U.S. Swing Line Borrowing Procedures. Section 2.5.2 is deleted and replaced with the following:

Section 2.5.2 Borrowing Procedures.  Each U.S. Swing Line Borrowing shall be made upon the requesting U.S. Borrower’s irrevocable notice to U.S. Swing Line Lender and U.S. Funding Agent, which may be given by (A) telephone or (B) by a U.S. Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to U.S. Swing Line Lender and U.S. Funding Agent of a U.S. Swing Line Loan Notice.  Each such notice must be received by U.S. Swing Line Lender and U.S. Funding Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (a) the amount to be borrowed, which shall be a minimum of $500,000, and (b) the requested borrowing date, which shall be a Business Day. Promptly after receipt by U.S. Swing Line Lender of any U.S. Swing Line Loan Notice, U.S. Swing Line Lender will confirm with U.S. Funding Agent (by telephone or in writing) that it has also received such U.S. Swing Line Loan Notice and, if not, U.S. Swing Line Lender will notify U.S. Funding Agent (by telephone or in writing) of the contents thereof.  Unless U.S. Swing Line Lender has received notice (by telephone or in writing) from Global Administrative Agent, U.S. Funding Agent (including at the request of any U.S. Lender) or any Credit Party prior to 2:00 p.m. on the date of the proposed U.S. Swing Line Borrowing (i) directing U.S. Swing Line Lender not to make such U.S. Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.5.1 or (ii) that one or more of the applicable conditions specified in Article VIII is not then satisfied, then, subject to the terms and conditions hereof, U.S. Swing

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Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such U.S. Swing Line Loan Notice, make the amount of its U.S. Swing Line Loan available to the requesting U.S. Borrower.

1.7  U.S. Prepayments. The lead-in in Clause (a) of the first proviso in Section 2.6.1 is deleted and replaced with the following:

(a) such notice must be in a form acceptable to U.S. Funding Agent and be received by U.S. Funding Agent, not later than 11:00 a.m.,

1.8  U.S. Tranche Bid Loans.  The following is added to the end of Article II as new Section 2.7:

2.7  U.S. Bid Loans.

Section 2.7.1  General.  Subject to the terms and conditions set forth herein, each U.S. Lender agrees that any Domestic Borrower under the U.S. Tranche may from time to time request the U.S. Lenders to submit offers to make loans in Dollars (each such loan, a “U.S. Bid Loan”) to such Domestic Borrower from time to time on any Business Day during the Availability Period pursuant to this Section 2.7; provided that immediately after giving effect to any U.S. Bid Borrowing, (a) the U.S. Total Outstandings shall not exceed the U.S. Aggregate Commitments and (b) the aggregate Outstanding Amount of all U.S. Bid Loans shall not exceed the U.S. Bid Loan Sublimit. There shall not be more than five different Interest Periods in effect with respect to U.S. Bid Loans at any time.

Section 2.7.2  Requesting Competitive Bids.  A Domestic Borrower under the U.S. Tranche may request the submission of U.S. Competitive Bids by delivering a U.S. Bid Request to U.S. Funding Agent not later than 12:00 noon, Applicable Time, four Business Days prior to the requested date of any U.S. Bid Borrowing.  Each U.S. Bid Request shall specify (i) the requested date of the U.S. Bid Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of U.S. Bid Loans requested (which must be $10,000,000 or a higher whole multiple of $1,000,000), (iii) the Type of U.S. Bid Loans requested and (iv) the duration of the Interest Period with respect thereto, and shall be signed by a Responsible Officer of the applicable Borrower.  No U.S. Bid Request shall contain a request for (A) more than one Type of U.S. Bid Loan or (B) U.S. Bid Loans having more than three different Interest Periods.  Unless U.S. Funding Agent otherwise agrees in its sole discretion, a U.S. Borrower may not submit a U.S. Bid Request if it has submitted another U.S. Bid Request within the prior five Business Days.

Section 2.7.3  Submitting Competitive Bids.

(a)  U.S. Funding Agent shall promptly notify each U.S. Lender of each U.S. Bid Request received by it and the contents of such U.S. Bid Request.

(b)  Each U.S. Lender may (but shall have no obligation to) submit a U.S. Competitive Bid containing an offer to make one or more U.S. Bid Loans in response to a U.S. Bid Request.  Such U.S. Competitive Bid must be delivered to U.S. Funding Agent not later than 10:30 a.m., Applicable Time, three Business Days prior to the requested date of any U.S. Bid Borrowing; provided that any U.S. Competitive Bid submitted by U.S. Funding Agent in its capacity as a U.S. Lender in response to any U.S. Bid Request must be submitted to U.S. Funding Agent not later than 10:15 a.m., Applicable Time, on the date on which U.S. Competitive Bids are required to be delivered by the other U.S. Lenders in response to such U.S. Bid Request.  Each U.S. Competitive Bid shall specify (A) the proposed date of the U.S. Bid Borrowing; (B) the principal amount of each U.S. Bid Loan for which such U.S. Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the U.S. Commitment of the bidding U.S. Lender, (y) must be $5,000,000 or a higher whole multiple of $1,000,000, and (z) may not exceed the principal amount of U.S. Bid Loans for which U.S. Competitive Bids were requested; (C) if the proposed U.S. Bid Borrowing is to consist of Absolute Rate Bid Loans, the Absolute Rate offered for each such U.S. Bid Loan and the Interest Period applicable thereto; (D) if the proposed U.S. Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, the Eurocurrency Bid Margin with respect to each such Eurocurrency Margin Bid Loan and the Interest Period applicable thereto; and (E) the identity of the bidding U.S. Lender.

(c)  Any U.S. Competitive Bid shall be disregarded if it (A) is received after the required time specified in clause (b) above, (B) is not substantially in the form of a U.S. Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable U.S. Bid Request, or (E) is otherwise not responsive to such U.S. Bid Request.  Any U.S. Lender may correct a U.S. Competitive Bid containing a manifest error by submitting a corrected U.S. Competitive Bid

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(identified as such) not later than the applicable time required for submission of U.S. Competitive Bids.  Any such submission of a corrected U.S. Competitive Bid shall constitute a revocation of the U.S. Competitive Bid that contained the manifest error.  U.S. Funding Agent may, but shall not be required to, notify any U.S. Lender of any manifest error it detects in such U.S. Lender’s Competitive Bid.

(d)  Subject only to the provisions of Sections 7.2, 7.3 and 8.2 and clause (c) above, each U.S. Competitive Bid shall be irrevocable.

Section 2.7.4  Notice to Borrower of Competitive Bids.  Not later than 11:00 a.m., Applicable Time, three Business Days prior to the requested date of any U.S. Bid Borrowing, U.S. Funding Agent shall notify the applicable Borrower of the identity of each U.S. Lender that has submitted a U.S. Competitive Bid that complies with Section 2.7.3 and of the terms of the offers contained in each such U.S. Competitive Bid.

Section 2.7.5  Acceptance of Competitive Bids.  Not later than 11:30 a.m., Applicable Time, three Business Days prior to the requested date of any U.S. Bid Borrowing, the applicable Borrower shall notify U.S. Funding Agent of its acceptance or rejection of the offers notified to it pursuant to Section 2.7.4.  The applicable Borrower shall be under no obligation to accept any U.S. Competitive Bid and may choose to reject all U.S. Competitive Bids.  In the case of acceptance, such notice shall specify the aggregate principal amount of U.S. Competitive Bids for each Interest Period that is accepted.  The applicable Borrower may accept any U.S. Competitive Bid in whole or in part; provided that:

(i)  the aggregate principal amount of each U.S. Bid Borrowing may not exceed the applicable amount set forth in the related U.S. Bid Request;

(ii)  the principal amount of each U.S. Bid Loan must be $5,000,000 or a higher whole multiple of $1,000,000;

(iii)  the acceptance of offers may be made only on the basis of ascending Absolute Rates or Eurocurrency Bid Margins within each Interest Period; and

(iv)  the applicable Borrower may not accept any offer that is described in Section 2.7.3(c) or that otherwise fails to comply with the requirements hereof.

Section 2.7.6  Procedure for Identical Bids.  If two or more U.S. Lenders have submitted U.S. Competitive Bids at the same Absolute Rate or Eurocurrency Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such U.S. Competitive Bids in whole (together with any other U.S. Competitive Bids at lower Absolute Rates or Eurocurrency Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of Section 2.7.5) would be to cause the aggregate outstanding principal amount of the applicable U.S. Bid Borrowing to exceed the amount specified therefor in the related U.S. Bid Request, then, unless otherwise agreed by the applicable Borrower, U.S. Funding Agent and such U.S. Lenders, the applicable Borrower shall accept such U.S. Competitive Bids as nearly as possible in proportion to the amount offered by each such U.S. Lender in respect of such Interest Period, with such accepted amounts in each case being rounded to a whole multiple of $1,000,000.

Section 2.7.7  Notice to Lenders of Acceptance or Rejection of Bids.  U.S. Funding Agent shall promptly notify each U.S. Lender having submitted a U.S. Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the U.S. Bid Loan or Bid Loans to be made by it on the date of the applicable U.S. Bid Borrowing.  Any U.S. Competitive Bid or portion thereof that is not accepted by the applicable Borrower by the applicable time specified in Section 2.7.5 shall be deemed rejected.

Section 2.7.8  Notice of Eurocurrency Rate.  If any U.S. Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, U.S. Funding Agent (a) shall determine the Eurocurrency Rate for the relevant Interest Period and (b) promptly after making such determination, shall notify the applicable Borrower and the U.S. Lenders that will be participating in such U.S. Bid Borrowing of such Eurocurrency Rate.

Section 2.7.9  Funding of U.S. Bid Loans.  Each U.S. Lender that has received notice pursuant to Section 2.7.7 that all or a portion of its U.S. Competitive Bid has been accepted by the applicable Borrower shall make the amount of its U.S. Bid Loan(s) available to U.S. Funding Agent in immediately available funds at U.S. Funding Agent’s Office not later than 1:00 p.m., Applicable Time, on the date of the requested U.S. Bid Borrowing.  Upon

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satisfaction of the applicable conditions set forth in Section 8.2, U.S. Funding Agent shall make all funds so received available to the applicable Borrower in like funds as received by U.S. Funding Agent.

Section 2.7.10   Notice of Range of Bids.  After each U.S. Competitive Bid auction pursuant to this Section 2.7, U.S. Funding Agent shall notify each U.S. Lender that submitted a U.S. Competitive Bid in such auction of the ranges of bids submitted (without the bidder’s name) and accepted for each U.S. Bid Loan and the aggregate amount of each U.S. Bid Borrowing.

1.9  Euro Prepayments. The lead-in in Clause (a) of the first proviso in Section 3.6.1 is deleted and replaced with the following:

(a)  such notice must be in a form acceptable to Euro Funding Agent and be received by Euro Funding Agent not later than 11:00 a.m., Brussels time,

1.10  Euro Tranche Bid Loans.  The following is added to the end of Article III as new Section 3.7.

3.7  Euro Bid Loans.

Section 3.7.1  General.  Subject to the terms and conditions set forth herein, each Euro Lender agrees that any Domestic Borrower under the Euro Tranche may from time to time request the Euro Lenders to submit offers to make loans in Euros (each such loan, a “Euro Bid Loan”) to such Domestic Borrower from time to time on any Business Day during the Availability Period pursuant to this Section 3.7; provided that immediately after giving effect to any Euro Bid Borrowing, (a) the Euro Total Outstandings shall not exceed the Euro Aggregate Commitments and (b) the aggregate Outstanding Amount of all Euro Bid Loans shall not exceed the Euro Bid Loan Sublimit. There shall not be more than five different Interest Periods in effect with respect to Euro Bid Loans at any time.

Section 3.7.2  Requesting Competitive Bids.  A Domestic Borrower under the Euro Tranche may request the submission of Euro Competitive Bids by delivering a Euro Bid Request to Euro Funding Agent not later than 12:00 noon, Applicable Time, four Business Days prior to the requested date of any Euro Bid Borrowing.  Each Euro Bid Request shall specify (i) the requested date of the Euro Bid Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of Euro Bid Loans requested (which must be EUR 10,000,000 or a higher whole multiple of EUR 1,000,000), (iii) the Type of Euro Bid Loans requested and (iv) the duration of the Interest Period with respect thereto, and shall be signed by a Responsible Officer of the applicable Borrower.  No Euro Bid Request shall contain a request for (A) more than one Type of Euro Bid Loan or (B) Euro Bid Loans having more than three different Interest Periods.  Unless Euro Funding Agent otherwise agrees in its sole discretion, a Euro Borrower may not submit a Euro Bid Request if it has submitted another Euro Bid Request within the prior five Business Days.

Section 3.7.3  Submitting Competitive Bids.

(a)  Euro Funding Agent shall promptly notify each Euro Lender of each Euro Bid Request received by it and the contents of such Euro Bid Request.

(b)  Each Euro Lender may (but shall have no obligation to) submit a Euro Competitive Bid containing an offer to make one or more Euro Bid Loans in response to a Euro Bid Request.  Such Euro Competitive Bid must be delivered to Euro Funding Agent not later than 10:00 a.m., Applicable Time, three Business Days prior to the requested date of any Euro Bid Borrowing; provided that any Euro Competitive Bid submitted by Euro Funding Agent in its capacity as a Euro Lender in response to any Euro Bid Request must be submitted to Euro Funding Agent not later than 9:45 a.m., Applicable Time, on the date on which Euro Competitive Bids are required to be delivered by the other Euro Lenders in response to such Euro Bid Request.  Each Euro Competitive Bid shall specify (A) the proposed date of the Euro Bid Borrowing; (B) the principal amount of each Euro Bid Loan for which such Euro Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Euro Commitment of the bidding Euro Lender, (y) must be EUR 5,000,000 or a higher whole multiple of EUR 1,000,000, and (z) may not exceed the principal amount of Euro Bid Loans for which Euro Competitive Bids were requested; (C) if the proposed Euro Bid Borrowing is to consist of Absolute Rate Bid Loans, the Absolute Rate offered for each such Euro Bid Loan and the Interest Period applicable thereto; (D) if the proposed Euro Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, the Eurocurrency Bid Margin with respect to each such Eurocurrency Margin Bid Loan and the Interest Period applicable thereto; and (E) the identity of the bidding Euro Lender.

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(c)  Any Euro Competitive Bid shall be disregarded if it (A) is received after the required time specified in clause (b) above, (B) is not substantially in the form of a Euro Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable Euro Bid Request, or (E) is otherwise not responsive to such Euro Bid Request.  Any Euro Lender may correct a Euro Competitive Bid containing a manifest error by submitting a corrected Euro Competitive Bid (identified as such) not later than the applicable time required for submission of Euro Competitive Bids.  Any such submission of a corrected Euro Competitive Bid shall constitute a revocation of the Euro Competitive Bid that contained the manifest error.  Euro Funding Agent may, but shall not be required to, notify any Euro Lender of any manifest error it detects in such Euro Lender’s Competitive Bid.

(d)  Subject only to the provisions of Sections 7.2, 7.3 and 8.2 and clause (c) above, each Euro Competitive Bid shall be irrevocable.

Section 3.7.4  Notice to Borrower of Competitive Bids.  Not later than 11:00 a.m., Applicable Time, three Business Days prior to the requested date of any Euro Bid Borrowing, Euro Funding Agent shall notify the applicable Borrower of the identity of each Euro Lender that has submitted a Euro Competitive Bid that complies with Section 3.7.3 and of the terms of the offers contained in each such Euro Competitive Bid.

Section 3.7.5  Acceptance of Competitive Bids.  Not later than 11:30 a.m., Applicable Time, three Business Days prior to the requested date of any Euro Bid Borrowing, the applicable Borrower shall notify Euro Funding Agent of its acceptance or rejection of the offers notified to it pursuant to Section 3.7.4.  The applicable Borrower shall be under no obligation to accept any Euro Competitive Bid and may choose to reject all Euro Competitive Bids.  In the case of acceptance, such notice shall specify the aggregate principal amount of Euro Competitive Bids for each Interest Period that is accepted.  The applicable Borrower may accept any Euro Competitive Bid in whole or in part; provided that:

(i)  the aggregate principal amount of each Euro Bid Borrowing may not exceed the applicable amount set forth in the related Euro Bid Request;

(ii)  the principal amount of each Euro Bid Loan must be EUR 5,000,000 or a higher whole multiple of EUR 1,000,000;

(iii)  the acceptance of offers may be made only on the basis of ascending Absolute Rates or Eurocurrency Bid Margins within each Interest Period; and

(iv)  the applicable Borrower may not accept any offer that is described in Section 3.7.3(c) or that otherwise fails to comply with the requirements hereof.

Section 3.7.6  Procedure for Identical Bids.  If two or more Euro Lenders have submitted Euro Competitive Bids at the same Absolute Rate or Eurocurrency Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such Euro Competitive Bids in whole (together with any other Euro Competitive Bids at lower Absolute Rates or Eurocurrency Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of Section 3.7.5) would be to cause the aggregate outstanding principal amount of the applicable Euro Bid Borrowing to exceed the amount specified therefor in the related Euro Bid Request, then, unless otherwise agreed by the applicable Borrower, Euro Funding Agent and such Euro Lenders, the applicable Borrower shall accept such Euro Competitive Bids as nearly as possible in proportion to the amount offered by each such Euro Lender in respect of such Interest Period, with such accepted amounts in each case being rounded to a whole multiple of EUR 1,000,000.

Section 3.7.7  Notice to Lenders of Acceptance or Rejection of Bids.  Euro Funding Agent shall promptly notify each Euro Lender having submitted a Euro Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the Euro Bid Loan or Bid Loans to be made by it on the date of the applicable Euro Bid Borrowing.  Any Euro Competitive Bid or portion thereof that is not accepted by the applicable Borrower by the applicable time specified in Section 3.7.5 shall be deemed rejected.

Section 3.7.8  Notice of Eurocurrency Rate.  If any Euro Bid Borrowing is to consist of Eurocurrency Margin Bid Loans, Euro Funding Agent (a) shall determine the Eurocurrency Rate for the relevant Interest Period and (b) promptly after making such determination, shall notify the applicable Borrower and the Euro Lenders that will be participating in such Euro Bid Borrowing of such Eurocurrency Rate.

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Section 3.7.9  Funding of Euro Bid Loans.  Each Euro Lender that has received notice pursuant to Section 3.7.7 that all or a portion of its Euro Competitive Bid has been accepted by the applicable Borrower shall make the amount of its Euro Bid Loan(s) available to Euro Funding Agent in immediately available funds at Euro Funding Agent’s Office not later than 1:00 p.m., Applicable Time, on the date of the requested Euro Bid Borrowing.  Upon satisfaction of the applicable conditions set forth in Section 8.2, Euro Funding Agent shall make all funds so received available to the applicable Borrower in like funds as received by Euro Funding Agent.

Section 3.7.10   Notice of Range of Bids.  After each Euro Competitive Bid auction pursuant to this Section 3.7, Euro Funding Agent shall notify each Euro Lender that submitted a Euro Competitive Bid in such auction of the ranges of bids submitted (without the bidder’s name) and accepted for each Euro Bid Loan and the aggregate amount of each Euro Bid Borrowing.

1.11  Yen Committed Borrowing Procedures. Section 4.3.1 is deleted and replaced with the following:

Section 4.3.1 Procedures for Yen Committed Borrowings.  Each Yen Committed Borrowing, each conversion of Yen Committed Loans from one Type to the other and each continuation of Eurocurrency Rate Committed Loans shall be made upon the requesting Yen Borrower’s irrevocable notice to Yen Funding Agent, which may be given by (A) telephone, or (B) a Yen Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to Yen Funding Agent of a Yen Committed Loan Notice.  Each such notice must be received by Yen Funding Agent not later than 11:00 a.m., Tokyo time, (a) three Business Days prior to the requested date of any Yen Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans and (b) two Business Days prior to the date of any Yen Committed Borrowing of Base Rate Committed Loans or ABR Rate Loans.  Each Yen Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans shall be in a principal amount permitted by Section 6.1.1, and except as provided in Section 5.3, each Yen Committed Borrowing of or conversion to Base Rate Committed Loans or ABR Rate Loans shall be in a principal amount permitted by Section 6.1.1.  Each Yen Committed Loan Notice shall specify (i) the jurisdiction of the applicable Yen Borrower and whether such Borrower is a Foreign Borrower, (ii) whether the applicable Yen Borrower is requesting a Yen Committed Borrowing, a conversion of Yen Committed Loans from one Type to the other, or a continuation of Eurocurrency Rate Committed Loans, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Yen Committed Loans to be borrowed, converted or continued, (v) the Type of Yen Committed Loans to be borrowed or to which existing Yen Committed Loans are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the currency of the Yen Committed Loans to be borrowed or converted.  If the requesting Yen Borrower fails to specify a currency in a Yen Committed Loan Notice requesting a Yen Committed Borrowing, then the Yen Committed Loans so requested shall be made in Yen.  If the requesting Yen Borrower fails to specify a Type of Yen Committed Loan in a Yen Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then (A) if the applicable Yen Committed Loans are denominated in Dollars, such Yen Committed Loans shall be made as, or converted to, Base Rate Loans; (B) if the applicable Yen Committed Loans are denominated in Yen, such Yen Committed Loans shall be made as, or converted to, ABR Rate Loans; and (C) if the applicable Yen Committed Loans are denominated in a currency other than Dollars or Yen, such Yen Committed Loans shall be made in the currency requested or, in the case of a continuation, continued in the same currency, as Eurocurrency Rate Committed Loans with an Interest Period of one month.  Any automatic conversion to Base Rate Loans or ABR Rate Loan, as applicable, shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Committed Loans.  If the requesting Yen Borrower requests a Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans in any such Yen Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  No Yen Committed Loan may be converted into or continued as a Yen Committed Loan denominated in a different currency, but instead must be repaid in the original currency of such Yen Committed Loan and reborrowed in the other currency.

1.12  Yen Prepayments. The lead-in in Clause (a) of the first proviso in Section 4.5.1 is deleted and replaced with the following:

(a) such notice must be in a form acceptable to Yen Funding Agent and be received by Yen Funding Agent not later than 11:00 a.m., Tokyo time,

1.13  Effect of Reductions on Sublimits.  The last paragraph of Section 6.2 is amended by deleting the second full sentence thereof and replacing it with the following:

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The amount of any Aggregate Tranche Commitment reduction shall not be applied to the U.S. Letter of Credit Sublimit, the Euro Letter of Credit Sublimit, the Yen Letter of Credit Sublimit, the U.S. Swing Line Sublimit, the Euro Swing Line Sublimit, the U.S. Bid Loan Sublimit or the Euro Bid Loan Sublimit, as applicable, unless otherwise specified by Prologis.

1.14  Payment of Bid Loans.  The following clauses are added to the end of Section 6.3 as the new clauses (e) and (f):

(e)  The applicable Borrower shall repay each Bid Loan on the last day of the Interest Period in respect thereof.

(f)  No Bid Loan may be prepaid without the prior written consent of the applicable Bid Loan Lender.

1.15    Interest on Bid Loans.  Section 6.4 is amended by (a) deleting the word “and” at the end of clause (f), (b) deleting the period at the end of clause (g) and adding “; and” at the end thereof; and (c) adding the following as the new clause (h):

(h)  each Bid Loan shall bear interest on the outstanding principal amount thereof for the Interest Period therefor at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus (or minus) the Eurocurrency Bid Margin, or at the Absolute Rate for such Interest Period, as the case may be.

1.16  Reallocation of Bid Sublimits. Section 6.12 is amended by adding the following at the end thereof as Section 6.12.3:

Section 6.12.3 Reallocation of Bid Loan Sublimits.  Prologis may, from time to time during the Availability Period, by written notice to U.S. Funding Agent and Euro Funding Agent (a “Bid Loan Reallocation Notice”), (a) increase the U.S. Bid Loan Sublimit with a corresponding reduction of the Euro Bid Loan Sublimit or (b) increase the Euro Bid Loan Sublimit with a corresponding reduction of the U.S. Bid Loan Sublimit, in each case, subject to the following conditions:

(A)  (i) the amount of the increase in the U.S. Bid Loan Sublimit shall be equal to the Dollar Equivalent amount of the corresponding decrease in the Euro Bid Loan Sublimit and (ii) the amount of the increase in the Euro Bid Loan Sublimit shall be equal to the Euro Equivalent amount of the corresponding decrease in the U.S. Bid Loan Sublimit;

(B)  Prologis may make a maximum of one request per calendar quarter;

(C)  (i) no reduction in the U.S. Bid Loan Sublimit shall be permitted if, after giving effect thereto, the outstanding U.S. Bid Loans shall exceed the U.S. Bid Loan Sublimit and (ii) no reduction in the Euro Bid Loan Sublimit shall be permitted if, after giving effect thereto, the outstanding Euro Bid Loans shall exceed the Euro Bid Loan Sublimit;

(D)  the amount of the increase or decrease shall not be less than a Dollar Equivalent amount of $5,000,000; and

(E)  no Default exists.

1.17  FATCA. Section 7.1.7 is amended by adding the following at the end thereof:

For purposes of determining withholding Taxes imposed under FATCA, from and after January 22, 2015, the Loan Parties and the applicable Agent shall treat (and the Lenders hereby authorize the applicable Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

1.18  The Platform. The last full sentence of Section 14.2.3 is deleted and replaced with the following:

In no event shall any Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or any Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service,

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or through the internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Loan Party, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

1.19  Electronic Execution of Assignments. The text of Section 14.6.7 is deleted and replaced with “[Reserved]”.

1.20  E-signatures. The following is added to the end of Article XIV as new Section 14.26:

Section 14.26 Electronic Execution of Assignments and Certain Other Documents.  The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, U.S. Swing Line Loan Notices, Euro Swing Line Loan Notices, Bid Requests, U.S. Competitive Bids, Euro Competitive Bids, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the applicable Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state law based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, no Agent is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by such Agent pursuant to procedures approved by it.

1.21  Miscellaneous Changes.  The term “Eurocurrency Rate Loan” in each of the following is replaced with “Eurocurrency Rate Committed Loan”:  (i) Sections 2.3, 3.3 and 4.3 (Borrowings, Conversions and Continuations of Committed Loans), Sections 2.6.1, 3.6.1 and 4.5.1 (Prepayments); (ii) Section 6.4.1(a) (Interest); and (iii) the last paragraph of Section 8.2 (Conditions to all Credit Extensions).

1.22  Addition of Exhibits.  Exhibits J-1 and J-2 and Exhibits K-1 and K-2 attached hereto are added to the Global Credit Agreement in appropriate sequence.

SECTION 2.  EFFECTIVENESS.  The amendments set forth in Section 1 above shall become effective on the date (the “Effective Date”) on which the following conditions have been met:

2.1  Documents.  Global Administrative Agent’s receipt (which may be by facsimile or electronic mail, followed promptly by originals) of the following, each dated the Effective Date and each in form and substance reasonably satisfactory to each Agent and Required Lenders:

(a)  executed counterparts of this Agreement, sufficient in number for distribution to each Agent and Prologis; and

(b)  duly executed fee letter supplements executed by Prologis and U.S. Funding Agent and Euro Funding Agent.

2.2  Fees and Expenses.

(a)  Any fees required to be paid on or before the Effective Date shall have been paid.

(b)  Unless waived by Global Administrative Agent, Prologis shall have paid all reasonable and documented fees, charges and disbursements of counsel to Global Administrative Agent to the extent invoiced at least one Business Day prior to the Effective Date.

SECTION 3.  REPRESENTATIONS AND WARRANTIES.

3.1  Representations and Warranties.  The representations and warranties of each Loan Party contained in Article IX of the Global Credit Agreement are true and correct in all material respects on and as of the Effective Date, except

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to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3.1, the representations and warranties contained in clauses (a) and (b) of Section 9.5 of the Global Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 10.1 of the Global Credit Agreement.

3.2  Default.  No Default exists.

SECTION 4.  RATIFICATIONS.  Each Loan Party that is a party hereto (a) ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment and (b) confirms that no guaranty by such Loan Party under the Loan Documents is released, reduced, or otherwise adversely affected by this Amendment and that each such guaranty continues to guarantee and secure full payment and performance of the present and future Obligations of Borrowers as set forth under the Loan Documents.

SECTION 5.  MISCELLANEOUS.

5.1  Continuing Effectiveness, etc.  As herein amended, the Global Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  After the effectiveness hereof, all references in the Global Credit Agreement and any related document to the “Global Credit Agreement” or similar terms shall refer to the Global Credit Agreement as amended hereby. This Amendment is a Loan Document.

5.2  Incorporation of Global Credit Agreement Provisions.  The provisions of Sections 14.4 (Expenses; Indemnity; Damage Waiver), 14.14 (GOVERNING LAW; JURISDICTION; ETC.) and 14.15 (Waiver of Jury Trial) are incorporated herein by reference as if set forth in full herein, mutatis mutandis.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PROLOGIS, L.P.,

a Delaware limited partnership

By:   Prologis, Inc., its sole general partner

By:	/s/ Gayle Starr
	Name:	Gayle Starr
	Title:	Senior Vice President

PROLOGIS, INC.

By:	/s/ Gayle Starr
	Name:	Gayle Starr
	Title:	Senior Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

AGENT:

BANK OF AMERICA, N.A.,

as Global Administrative Agent,

U.S. Funding Agent,

U.S. Swing Line Lender, and

a U.S. L/C Issuer

By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr., Senior Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

FRONTING LENDER:

BANK OF AMERICA, N.A.,

as a Fronting Lender

By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr., Senior Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

FRONTING LENDER:

JPMORGAN CHASE BANK, NA,

as a Fronting Lender

By:	/s/ Brendan M. Poe
	Name:	Brendan M. Poe
	Title:	Executive Director

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

LENDERS:

BANK OF AMERICA, N.A.,

as a U.S. Lender and a Euro Lender

BANK OF AMERICA, N.A., TOKYO BRANCH,

as a Yen Lender

By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr., Senior Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

THE BANK OF NOVA SCOTIA,

as a U.S. Lender

By:	/s/ Winston Lua
	Name:	WinstonLua
	Title:	Director

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

BNP PARIBAS,

as a U.S. Lender

By:	/s/ Paul Zelezik
	Name:	Paul Zelezik
	Title:	Vice President

By:	/s/ Kwang Kyun Choi
	Name:	Kwang Kyun Choi
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

CITIBANK, N.A.,

as a U.S. Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

COMPASS BANK,

as a U.S. Lender

By:	/s/ Brian Tuerff
	Name:	Brian Tuerff
	Title:	Senior Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as a U.S. Lender

By:	/s/ William Knickerbocker
	Name:	William Knickerbocker
	Title:	Director

By:	/s/ Adam Jenner
	Name:	Adam Jenner
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as a U.S. Lender

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ Sean MacGregor
	Name:	Sean MacGregor
	Title:	Authorized Signatory

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

FIFTH THIRD BANK,

as a U.S. Lender

By:	/s/ Matthew Rodgers
	Name:	Matthew Rodgers
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

GOLDMAN SACHS BANK USA,

as a U.S. Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

HSBC BANK USA, NA,

as a U.S. Lender

By:	/s/ Christian Sumulong
	Name:	Christian Sumulong
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

JPMORGAN CHASE BANK, NA,

as a U.S. Lender

By:	/s/ Brendan M. Poe
	Name:	Brendan M. Poe
	Title:	Executive Director

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

MORGAN STANLEY BANK, N.A.,

as a U.S. Lender

By:	/s/ Dominic Zangari
	Name:	Dominic Zangari
	Title:	Authorized Signatory

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

MUFG UNION BANK, N.A.,

as a U.S. Lender

By:	/s/ Nancy Dal Bello
	Name:	Nancy Dal Bello
	Title:	Director

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

PNC BANK, NATIONAL ASSOCIATION,

as a U.S. Lender

By:	/s/ Nicholas Zitelli
	Name:	Nicholas Zitelli
	Title:	Senior Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

REGIONS BANK,

as a U.S. Lender

By:	/s/ Kyle Upton
	Name:	Kyle Upton
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

THE ROYAL BANK OF SCOTLAND PLC,

as a U.S. Lender

By:	/s/ Jeannine Pascal
	Name:	Jeannine Pascal
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

SUMITOMO MITSUI BANKING CORPORATION

as a U.S. Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

UNION BANK, N.A.,

as a U.S. Lender

By:	/s/ Michael Diener
	Name:	Michael Diener
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

U.S. BANK NATIONAL ASSOCIATION, a national banking association as a U.S. Lender

By:	/s/ Kevin A. Stacker
	Name:	Kevin A. Stacker
	Title:	Senior Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

AGENT:

THE ROYAL BANK OF SCOTLAND PLC,

as Euro Funding Agent

By:	/s/ R.G.P. de Esch
	Name:	R.G.P. de Esch
	Title:	Relationship Banker

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

THE ROYAL BANK OF SCOTLAND PLC,

as Euro Swing Line Lender and

a Euro L/C Issuer

By:	/s/ R.G.P. de Esch
	Name:	R.G.P. de Esch
	Title:	Relationship Banker

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

FRONTING LENDER:

THE ROYAL BANK OF SCOTLAND PLC,

as a Fronting Lender

By:	/s/ R.G.P. de Esch
	Name:	R.G.P. de Esch
	Title:	Relationship Banker

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

LENDERS:

BNP PARIBAS,

as a Euro Lender

By:	/s/ Paul Zelezik
	Name:	Paul Zelezik
	Title:	Vice President

By:	/s/ Kwang Kyun Choi
	Name:	Kwang Kyun Choi
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

CITIBANK, N.A.,

as a Euro Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

COMPASS BANK,

as a Euro Lender

By:	/s/ Brian Tuerff
	Name:	Brian Tuerff
	Title:	Senior Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

as a Euro Lender

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ Sean MacGregor
	Name:	Sean MacGregor
	Title:	Authorized Signatory

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

FIFTH THIRD BANK,

as a Euro Lender

By:	/s/ Matthew Rodgers
	Name:	Matthew Rodgers
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

GOLDMAN SACHS BANK USA,

as a Euro Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

HSBC BANK USA, NA,

as a Euro Lender

By:	/s/ Christian Sumulong
	Name:	Christian Sumulong
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

JPMORGAN CHASE BANK, NA,

as a Euro Lender

By:	/s/ Brendan M. Poe
	Name:	Brendan M. Poe
	Title:	Executive Director

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

MORGAN STANLEY BANK, N.A.,

as a Euro Lender

By:	/s/ Dominic Zangari
	Name:	Dominic Zangari
	Title:	Authorized Signatory

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

MORGAN STANLEY SENIOR FUNDING, INC.,

as a Euro Lender

By:	/s/ Dominic Zangari
	Name:	Dominic Zangari
	Title:	Authorized Signatory

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

REGIONS BANK,

as a Euro Lender

By:	/s/ Kyle Upton
	Name:	Kyle Upton
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

THE ROYAL BANK OF SCOTLAND PLC,

as a Euro Lender

By:	/s/ R.G.P. de Esch
	Name:	R.G.P. de Esch
	Title:	Relationship Banker

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

SCOTIABANK EUROPE PLC,

as a Euro Lender

By:	/s/ John O’Connor
	Name:	John O’Connor
	Title:	Director, Risk Management

By:	/s/ Steve Caller
	Name:	Steve Caller
	Title:	Manager, Credit Risk Control

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

SUMITOMO MITSUI BANKING CORPORATION

as a Euro Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Euro Lender

By:	/s/ Kevin A. Stacker
	Name:	Kevin A. Stacker
	Title:	Senior Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

AGENT:

SUMITOMO MITSUI BANKING CORPORATION,

as Yen Funding Agent and a Yen L/C Issuer

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

FRONTING LENDER:

SUMITOMO MITSUI BANKING CORPORATION,

as a Fronting Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD,

as a Yen Lender

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Director

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

CITIBANK JAPAN LTD.,

as a Yen Lender

By:	/s/ Yuko Akiya
	Name:	Yuko Akiya
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, TOKYO BRANCH

as a Yen Lender

By:	/s/ Hiroyuki Ueno
	Name:	Hiroyuki Ueno
	Title:	Managing Director

By:	/s/ Satoshi Oda
	Name:	Satoshi Oda
	Title:	Executive Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

HSBC BANK USA, NA,

as a Yen Lender

By:	/s/ Christian Sumulong
	Name:	Christian Sumulong
	Title:	Vice President

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

ING BANK N.V., TOKYO BRANCH,

as a Yen Lender

By:	/s/ Tetsuo Hoshiya
	Name:	Tetsuo Hoshiya
	Title:	Managing Director

By:	/s/ Riko Kikuchi
	Name:	Riko Kikuchi
	Title:	Director

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

JPMORGAN CHASE BANK, NA,

as a Yen Lender

By:	/s/ Brendan M. Poe
	Name:	Brendan M. Poe
	Title:	Executive Director

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

THE ROYAL BANK OF SCOTLAND PLC,

as a Yen Lender

By:	/s/ Kazuhiko Shibata
	Name:	Kazuhiko Shibata
	Title:	Branch Manager and Representative in Japan

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

SUMITOMO MITSUI BANKING CORPORATION

as a Yen Lender

By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	Executive Officer

Signature Page to Second Amendment

(Prologis, L.P. Global Senior Credit Agreement)

EXHIBIT J-1

FORM OF EURO BID REQUEST

To:  The Royal Bank of Scotland PLC., as Euro Funding Agent

Ladies and Gentlemen:

Reference is made to the Global Senior Credit Agreement, dated as of July 11, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, Prologis, Inc., as guarantor, the Lenders from time to time party thereto, Bank of America, N.A., as Global Administrative Agent and in various other capacities, and the other Agents named therein.

The Euro Lenders are invited to make Euro Bid Loans:

1.  On ______________ (a Business Day).

2.  In an aggregate amount not exceeding EUR______________________________ (with any sublimit set forth below).

3.  Comprised of (select one):

☐  Bid Loans based on an Absolute Rate☐  Bid Loans based on Eurocurrency [Base] Rate

Bid Loan No.	Interest Period requested	Maximum principal amount requested
1	_______days/mos	EUR__________________
2	_______days/mos	EUR__________________
3	_______days/mos	EUR__________________

The Euro Bid Borrowing requested herein complies with the requirements of the proviso to the first sentence of Section 3.7 of the Agreement.

Borrower authorizes Euro Funding Agent to deliver this Euro Bid Request to the Euro Lenders.  Responses by the Euro Lenders must be in substantially the form of Exhibit K-1 to the Agreement and must be received by Euro Funding Agent by the time specified in Section 3.7 of the Agreement for submitting Euro Competitive Bids.

[EURO BORROWER]

By:
Name:
Title:

Exhibit J-1 Form of Euro Bid Request

(Prologis, L.P. Global Senior Credit Agreement)

EXHIBIT J-2

FORM OF U.S. BID REQUEST

To:  Bank of America, N.A., as U.S. Funding Agent

Ladies and Gentlemen:

Reference is made to the Global Senior Credit Agreement, dated as of July 11, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, Prologis, Inc., as guarantor, the Lenders from time to time party thereto, Bank of America, N.A., as Global Administrative Agent and in various other capacities, and the other Agents named therein.

The U.S. Lenders are invited to make U.S. Bid Loans:

1.  On ______________ (a Business Day).

2.  In an aggregate amount not exceeding $______________________________ (with any sublimit set forth below).

3.  Comprised of (select one):

☐  Bid Loans based on an Absolute Rate☐  Bid Loans based on Eurocurrency [Base] Rate

Bid Loan No.	Interest Period requested	Maximum principal amount requested
1	_______days/mos	$____________________
2	_______days/mos	$____________________
3	_______days/mos	$____________________

The U.S. Bid Borrowing requested herein complies with the requirements of the proviso to the first sentence of Section 2.7 of the Agreement.

Borrower authorizes U.S. Funding Agent to deliver this U.S. Bid Request to the U.S. Lenders.  Responses by the U.S. Lenders must be in substantially the form of Exhibit K-2 to the Agreement and must be received by U.S. Funding Agent by the time specified in Section 2.7 of the Agreement for submitting U.S. Competitive Bids.

[U.S. BORROWER]

By:
Name:
Title:

Exhibit J-2 Form of U.S. Bid Request

(Prologis, L.P. Global Senior Credit Agreement)

EXHIBIT K-1

FORM OF EURO COMPETITIVE BID

__________, ____

To:  The Royal Bank of Scotland PLC, as Euro Funding Agent

Ladies and Gentlemen:

Reference is made to the Global Senior Credit Agreement, dated as of July 11, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, Prologis, Inc., as guarantor, the Lenders from time to time party thereto, Bank of America, N.A., as Global Administrative Agent and in various other capacities, and the other Agents named therein.

In response to the Euro Bid Request dated ___________, ____, the undersigned offers to make the following Euro Bid Loan(s):

1.  Borrowing date:____________________ (a Business Day).

2.  In an aggregate amount not exceeding EUR___________________ (with any sublimit set forth below).

3.  Comprised of:

Bid Loan No.	Interest Period offered	Bid Maximum	Absolute Rate Bid or Eurocurrency Margin Bid[1]*
1	_______days/mos	EUR__________________	(- +) _______%
2	_______days/mos	EUR__________________	(- +) _______%
3	_______days/mos	EUR__________________	(- +) _______%

[1]	* Expressed in multiples of 1/100th of a basis point.

Exhibit K-1 Form of Euro Competitive Bid

(Prologis, L.P. Global Senior Credit Agreement)

Contact Person:  _____________ Telephone:_______________

Exhibit K-1 Form of Euro Competitive Bid

(Prologis, L.P. Global Senior Credit Agreement)

[EURO LENDER]

By:
Name:
Title:

******************************************************************************

THIS SECTION IS TO BE COMPLETED BY THE APPLICABLE BORROWER IF IT WISHES TO ACCEPT ANY OFFERS CONTAINED IN THIS COMPETITIVE BID:

The offers made above are hereby accepted in the amounts set forth below:

Bid Loan No.	Principal Amount Accepted
EUR
EUR
EUR

[EURO BORROWER]

By:
Name:
Title:

Date:

Exhibit K-1 Form of Euro Competitive Bid

(Prologis, L.P. Global Senior Credit Agreement)

EXHIBIT K-2

FORM OF U.S. COMPETITIVE BID

__________, ____

To:  Bank of America, N.A., as U.S. Funding Agent

Ladies and Gentlemen:

Reference is made to the Global Senior Credit Agreement, dated as of July 11, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Prologis, L.P. (the “Company”), certain Affiliate Borrowers from time to time party thereto, Prologis, Inc., as guarantor, the Lenders from time to time party thereto, Bank of America, N.A., as Global Administrative Agent and in various other capacities, and the other Agents named therein.

In response to the U.S. Bid Request dated ___________, ____, the undersigned offers to make the following U.S. Bid Loan(s):

1.  Borrowing date: ____________________ (a Business Day).

2.  In an aggregate amount not exceeding $___________________ (with any sublimit set forth below).

3.  Comprised of:

Bid Loan No.	Interest Period offered	Bid Maximum	Absolute Rate Bid or Eurocurrency Margin Bid[2]*
1	_______days/mos	$_____________________	(- +) _______%
2	_______days/mos	$_____________________	(- +) _______%
3	_______days/mos	$_____________________	(- +) _______%

[2]	* Expressed in multiples of 1/100th of a basis point.

Exhibit K-2 Form of U.S. Competitive Bid

(Prologis, L.P. Global Senior Credit Agreement)

Contact Person:  _____________ Telephone:_______________

[U.S. LENDER]

By:
Name:
Title:

******************************************************************************

THIS SECTION IS TO BE COMPLETED BY THE APPLICABLE BORROWER IF IT WISHES TO ACCEPT ANY OFFERS CONTAINED IN THIS COMPETITIVE BID:

The offers made above are hereby accepted in the amounts set forth below:

Bid Loan No.	Principal Amount Accepted
$
$
$

[U.S. BORROWER]

By:
Name:
Title:

Date:

Exhibit K-2 Form of U.S. Competitive Bid

(Prologis, L.P. Global Senior Credit Agreement)